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                                                                   EXHIBIT 10.42

                            EIGHTH AMENDMENT TO LEASE


        THIS EIGHTH AMENDMENT OF LEASE (this "Amendment") is made and entered into as of this 13th day of May, 1997, by and between REGIONAL INDUSTRIAL DEVELOPMENT CORPORATION OF SOUTHWESTERN PENNSYLVANIA ("Landlord") and TOLLGRADE COMMUNICATIONS, INC. ("Tenant").

                                WITNESSETH THAT:

        WHEREAS, Landlord and Tenant entered into a Lease Agreement dated August 5, 1993 (the "Original Lease"); and

        WHEREAS, the Original Lease was amended by First Amendment of Lease Agreement dated March 15, 1994 (the "First Amendment"), Second Amendment of Lease Agreement dated as of July 1, 1994 (the "Second Amendment"), Third Amendment of Lease of Agreement dated as of September 15, 1994 (the "Third Amendment"), Fourth Amendment of Lease Agreement dated as of September 15, 1994 (the "Fourth Amendment"), Fifth Amendment of Lease Agreement dated as of March 6, 1995 (the "Fifth Amendment"), Sixth Amendment of Lease Agreement dated as of September 18, 1995 (the "Sixth Amendment") and Seventh Amendment to Lease dated July 9, 1996 (the "Seventh Amendment"). The Original Lease as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment and Seventh Amendment is hereinafter called the "Lease"; and

        WHEREAS, the parties desire to further amend the Lease in accordance with the terms of this Amendment.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, Landlord and Tenant covenant and agree as follows:

        1. The Landlord additionally leases and demises unto Tenant 5,400 square feet of space in the Complex, additionally referred to as Units 8-E, 9-E and 10-E, in its as is condition, which space is more fully shown on Exhibit "A" which is attached hereto and made a part hereof. Tenant shall pay to Landlord as rental for Units 8-E, 9-E and 10-E, in advance and without demand on the first business day of each successive calendar month during the term of the Lease, together with any escalations provided in the Lease the sum of TWO THOUSAND TWO HUNDRED TWENTY-FIVE AND 00/100 DOLLARS ($2,225.00). Delivery of Units 8-E, 9-E and 10-E to Tenant and compliance with all provisions of the Lease shall occur on May 15 1997, unless otherwise agreed between the two parties hereto. Monthly rental for any partial month shall be prorated. Units 8-E, 9-E and 10-E shall be deemed to be part of the Premises under the Lease except that Section 7(B)(b) and Section 33 of the Original Lease do not apply to such space.

        2. The Landlord additionally leases and demises unto Tenant 3,280 square feet of space on the second floor of the Complex, additionally referred to as Suite 202, in its as is condition, which space is more particularly shown on Exhibit "B" which is attached hereto and made a part


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hereof. Tenant shall pay to Landlord as rental for Suite 202, in advance and without demand on the first business day of each successive calendar month during the term of the Lease, together with any escalations provided in the Lease the sum of eight dollars and twenty-five cents ($8.25) per square foot per year, payable in monthly installments of TWO THOUSAND TWO HUNDRED FIFTY-FIVE AND 00/100 DOLLARS ($2,255.00). Delivery of Suite 202 to Tenant and compliance with all provisions of the Lease shall occur on July 15, 1997, unless otherwise agreed between the two parties hereto. Monthly rental for any partial month shall be prorated.

        3. Tenant shall provide plans and specifications for any work or improvements that Tenant plans to undertake in Suite 202 or the second floor common area to Landlord for Landlord's prior approval which approval shall not be unreasonably withheld and shall be provided in a timely manner. All such approved work and improvements shall be done in a good, workmanlike and lien free manner and as otherwise required in the Lease..

        4. Landlord and Tenant hereby agree that the Premises shall include an additional 6,445 square feet of hallway and other former common area space (the "Additional Space") now exclusively used by Tenant, provided, however, that Tenant shall not be responsible to pay any Base Rent on such Additional Space as required in Section 3(A) of the Lease and Sections 7(B)(b) and 33 of the Lease shall not apply to the Additional Space.

        5. Any capitalized terms used herein and not defined herein but defined in the Lease shall have the same definition as provided for in the Lease.

        6. Except as specifically amended hereby, the terms and conditions of the Lease shall remain in full force and effect and shall be binding on the parties hereto and their respective successors and assigns.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

ATTEST:                                  REGIONAL INDUSTRIAL DEVELOPMENT
                                         CORPORATION OF SOUTHWESTERN
                                         PENNSYLVANIA


BY:  /s/ Colleen B. Poremski             BY:     /s/ Frank Brooks Robinson
     -------------------------------             -------------------------------
(Corporate Seal)

ATTEST:                                  TOLLGRADE COMMUNICATIONS, INC.


BY:  /s/ Sara M. Antol                   BY:     /s/ R. Craig Allison
     -------------------------------             -------------------------------
(Corporate Seal)



                                      -2-
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                                    EXHIBIT A



[FLOOR PLAN OF LEASED SPACE]




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                                    EXHIBIT B



[FLOOR PLAN OF LEASED SPACE]